Exhibit 10.2
AMENDMENT SEVEN
TO
THE COCA-COLA COMPANY
SUPPLEMENTAL PENSION PLAN
WHEREAS, The Coca-Cola Company (the "Company") established The Coca-Cola Company Supplemental Pension Plan, as amended and restated effective January 1, 2010 and as further amended (the "Plan"); and
WHEREAS, The Coca-Cola Company Benefits Committee ("Benefits Committee") is authorized, pursuant to Section 7.4 of the Plan, to amend the Plan at any time.
NOW, THEREFORE, the Plan is amended, effective July 1, 2022, in the following respects:
1.A new Section 4.1(a) is added to the Plan, and the remaining subsections of Section 4.1 of the Plan are renumbered accordingly, to read as follows:

“(a) Separation from Service on or after July 1, 2022

For Participants who have a Separation from Service on or after July 1, 2022, except as provided in Section 4.3 and Section 4.4, all rights to the Participant’s entire Supplemental Pension Benefit shall be forfeited if the Participant has a Separation from Service prior to earning one Year of Vesting Service.

If the Participant has been credited with at least one Year of Vesting Service but terminates employment with the Employer or has a Separation from Service prior to his Earliest Retirement Date, the portion of the Participant’s Supplemental Pension Benefit attributable to Code Sections 401(a)(17) and 415 shall be vested, however, final average compensation used to calculate the portion of the Supplemental Pension Benefit attributable to Code Sections 401(a)(17) and 415 shall not exceed four times the compensation limit set forth in Section 401(a)(17) in effect in the year of Separation from Service, as adjusted from time to time by the Internal Revenue Service.

A Participant who has a Separation from Service cannot earn additional Years of Vesting Service after his Separation from Service.”

2.The renumbered Section 4.1(b) is amended to read as follows:
“(b) Separation from Service on or after January 1, 2010 and prior to July 1, 2022
For Participants who have a Separation from Service on or after January 1, 2010 and prior to July 1, 2022, except as provided in Section 4.3 and Section 4.4, all rights to the Participant’s entire Supplemental Pension Benefit shall be forfeited if the Participant has a Separation from Service prior to earning three Years of Vesting Service.

If the Participant has been credited with at least three Years of Vesting Service but terminates employment with the Employer or has a Separation from Service prior to his Earliest Retirement Date, the portion of the Participant’s Supplemental Pension Benefit attributable to Code Sections 401(a)(17) and 415 shall be vested, however, final average compensation used to calculate the portion of the Supplemental Pension Benefit attributable to Code Sections 401(a)(17) and 415 shall not exceed four times the compensation limit set forth in Section 401(a)(17) in effect in the year of Separation from Service, as adjusted from time to time by the Internal Revenue Service.
A Participant who has a Separation from Service on or after January 1, 2010 cannot earn additional Years of Vesting Service after his Separation from Service.”

3.A new Section 4.2(a) is added to the Plan, and the remaining subsections of Section 4.2 of the Plan are renumbered accordingly, to read as follows:
“(a) As Separation from Service on or after July 1, 2022
As noted above, except as provided in Section 4.3 and Section 4.4, if a Participant has a Separation from Service on or after July 1, 2022 and prior to earning one Year of Vesting Service, the Participant’s entire Supplemental Pension Benefit will be forfeited.
A Participant who has a Separation from Service cannot earn additional Years of Vesting Service after his Separation from Service.”
4.The renumbered Section 4.2(b) is amended to read as follows:
“(b) Separation from Service on or after January 1, 2010 and prior to July 1, 2022
As noted above, except as provided in Section 4.3 and Section 4.4, if a Participant has a Separation from Service on or after January 1, 2010 and prior to July 1, 2022, and prior to earning three Years of Vesting Service, the Participant’s entire Supplemental Pension Benefit will be forfeited.
A Participant who has a Separation from Service on or after January 1, 2010 cannot earn additional Years of Vesting Service after his Separation from Service.”
5.The first sentence of Section IX of Appendix B of the Plan is amended to read as follows:

“All rights to the Pilot’s Supplemental Pension Benefit shall be forfeited if a Pilot Participant either terminates employment with the Employer or Separates from Service prior to completing one Year of Vesting Service, except in the case of death.”

6.The second sentence of Section X of Appendix B of the Plan is amended to read as follows:

“Under this Appendix B, a Pilot Participant is eligible for a benefit under this Plan if the Pilot Participant completes one Year of Vesting Service before his Separation from Service.”

IN WITNESS WHEREOF, the Committee has caused this Amendment to be signed by its duly authorized member as of this 15th day of June 2022.

THE COCA-COLA COMPANY BENEFITS COMMITTEE
By: /s/Silvina Kippke___________________ Silvina Kippke

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